UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004

FLIR Systems, Inc.

(Exact name of registrant as specified in its charter)

Oregon	0-21918	93-0708501
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16505 S.W. 72nd Avenue, Portland, Oregon	97224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(503) 684-3731

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 20, 2004, FLIR Systems, Inc. (the “Company”) issued a press release announcing (i) its financial results for the quarter and nine months ended September 30, 2004, and (ii) its affirmation of expectations of revenue and net earnings per share for the year ending December 31, 2004. The press release is furnished herewith as Exhibit 99.1 and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1 Press Release issued by FLIR Systems, Inc. on October 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on October 20, 2004.

FLIR SYSTEMS, INC. (Registrant)

By:	/s/ STEPHEN M. BAILEY
Stephen M. Bailey Senior Vice President, Finance and Chief Financial Officer